UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

WAITR HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37788	26-3828008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

214 Jefferson Street, Suite 200, Lafayette, Louisiana		70501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (337) 534-6881

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	WTRH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Waitr Holdings Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on June 16, 2020. At the Annual Meeting, the Company’s stockholders approved the Waitr Holdings Inc. Amended and Restated 2018 Omnibus Incentive Plan (the “Amended Plan”), which is an amendment and restatement of the Waitr Holdings Inc. 2018 Omnibus Incentive Plan (the “2018 Incentive Plan”). The Amended Plan is a long-term incentive plan pursuant to which awards may be granted to certain employees, independent contractors and directors of the Company, in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards, and other stock-based or cash-based awards. The Amended Plan was adopted principally to serve as a successor plan to the 2018 Incentive Plan, and to increase the number of shares of common stock reserved for issuance of equity-based awards by 13,500,000 shares, which is in addition to the share reserve amount that remained available under the 2018 Incentive Plan prior to the adoption of the Amended Plan. Additionally, the Amended Plan extends the evergreen provisions under the 2018 Incentive Plan, so that they will now expire on January 1, 2030.

The foregoing description of the Amended Plan is not complete and is qualified in its entirety by the complete terms and conditions of the Amended Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. In addition, a description of the material terms of the Amended Plan was included in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders were asked to consider and vote upon the following three proposals: (1) to elect four Class II directors to serve until the 2023 Annual Meeting of Stockholders of the Company, (2) to approve the amendment and restatement of the Waitr Holdings Inc. 2018 Omnibus Incentive Plan, including an increase in the number of shares of common stock reserved for issuance thereunder and (3) to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The following are the final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s Proxy Statement:

1.

The Class II directors that were up for election at the Annual Meeting were each elected for a three-year term expiring at the Company’s 2023 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until his death, resignation or removal. Votes regarding the election of these directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Carl A. Grimstad	32,297,681	416,966	31,868,031
Charles Holzer	32,358,492	356,155	31,868,031
Buford Ortale	32,374,051	340,596	31,868,031
William Gray Stream	26,755,539	5,959,108	31,868,031

2.

The amendment and restatement of the Waitr Holdings Inc. 2018 Omnibus Incentive Plan, including an increase in the number of shares reserved for issuance thereunder was approved. The voting results were as follows:

Votes For	Votes Against	Abstensions
23,669,271	8,369,346	676,030

3.	Moss Adams LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results were as follows:

Votes For	Votes Against	Abstensions
63,678,092	430,109	474,477

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Waitr Holdings Inc. Amended and Restated 2018 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAITR HOLDINGS INC.

Date: June 17, 2020	By:	/s/ Carl Grimstad
Name: Carl Grimstad
Title: Chief Executive Officer